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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in this Amendment No. 3 to Registration Statement of All American Communications Inc. on Form S-2 (File No. 33-63509) of our report dated September 8, 1995, on our audits of the financial statements of The Game Show Division of Mark Goodson Productions and Affiliates. We also consent to the reference to our firm under the caption "Experts".



                                          COOPERS & LYBRAND L.L.P.

New York, New York

December 11, 1995